Exhibit 99.1

Filed by TriCo Bancshares pursuant to Rule 425

under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: North Valley Bancorp.

Commission File No.:0-10652

Press Release	Contacts:
Richard P. Smith
For Immediate Release	President & CEO of TriCo Bancshares
(530) 898-0300

Michael J. Cushman
President & CEO of North Valley Bancorp
(530) 221-4018

TriCo Bancshares and North Valley Bancorp Announce Agreement to Merge

•	The combination creates the premier Northern California community banking franchise with over $3.5 billion in assets and approximately 80 branches

•	North Valley shareholders to receive 100% stock consideration consisting of a fixed exchange ratio of 0.9433 shares of TriCo common stock in exchange for each share of North Valley common stock

CHICO, Calif. and REDDING, Calif., January 21, 2014 —(Business Wire)— TriCo Bancshares (NASDAQ: TCBK, “TriCo”) and North Valley Bancorp (NASDAQ: NOVB, “North Valley”) today jointly announced that the companies have agreed to combine their two leading northern California bank franchises in a transaction valued at approximately $178.4 million.

Based on financial information as of September 30, 2013, the combined company will have approximately $3.5 billion in assets, $3.1 billion in deposits, $2.2 billion in gross loans and approximately 80 branches throughout California — stretching from Bakersfield in the south to Crescent City in the north.

Richard P. Smith, President & CEO, TriCo Bancshares commented, “This is a winning combination. Both banks are highly respected for their superior customer service, financial products and strong roots in their communities. Together we are even better. The merger provides for even greater customer convenience through an expanded branch network with improved cost efficiencies to maintain our competitive self-service channels and enhance financial performance. Our combination strengthens our abilities to support our customers and communities. Tri Counties Bank also has a proven record of successful acquisitions, most recently Citizens Bank and Granite Community Bank. We are excited to welcome the North Valley employees and customers and are prepared for a seamless transition process.”

Michael J. Cushman, President & CEO, North Valley Bancorp commented, “This is the perfect opportunity for our bank to unite with a strong competitor in the market to create a superior financial institution. We’ll be in a position to compete more effectively in an evolving financial services arena, providing the level of personalized service customers expect. The combined company should provide expanded opportunities for our employees and offer expanded resources for our customers.”

Under the terms of the merger agreement, North Valley stockholders will receive a fixed exchange ratio of 0.9433 shares of TriCo common stock in exchange for each share of North Valley common stock. In total, North Valley shareholders will own approximately 28.6% of the common stock of the combined company. Based on TriCo’s closing stock price of $27.66 on January 17, the merger consideration is valued at approximately $26.09 per North Valley share. The value of the merger consideration will change based on fluctuations in TriCo’s stock price. North Valley option holders will receive cash, net of applicable taxes withheld, for the value of their unexercised stock options as determined prior to closing.

The transaction is expected to be completed by mid-year 2014 subject to approval by each company’s shareholders, regulatory approvals and other customary closing conditions. The agreement was unanimously approved by the Board of Directors of each company. Three independent members of North Valley’s current Board of Directors will be invited to join TriCo’s Board of Directors.

Please see the section below titled “Investor Presentation” to access further details regarding the pro forma assumptions and anticipated financial merits of the transaction along with other information about the merger.

TriCo was advised in this transaction by Keefe, Bruyette & Woods, a Stifel Company, as financial advisor and Bingham McCutchen LLP, as legal counsel. North Valley was advised by Sandler O’Neill + Partners, L.P., as financial advisor and Dodd Mason George LLP, as legal counsel.

Investor Presentation:

An investor presentation has also been created for this announcement and can be accessed at North Valley and TriCo’s respective websites.

TriCo: www.tcbk.com/tcb/index.cfm/about/investor-relations/

North Valley: www.novb.com/news.aspx

Additional Information about the Merger and where to Find It:

In connection with the proposed transaction, TriCo will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Joint Proxy Statement/ Prospectus of TriCo and North Valley, as well as other relevant documents concerning the proposed transaction. Shareholders of TriCo and North Valley are urged to read the Registration Statement and the Joint Proxy Statement/ Prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov.

Shareholders are urged to read the Joint Proxy Statement/ Prospectus and the other relevant materials before voting on the transaction. Investors will also be able to obtain these documents, free of charge, from North Valley by accessing North Valley’s website at www.novb.com under the tab “NOVB Investors” or from Trico at www.tcbk.com under the tab “About Tri Counties Bank” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Tri Counties Bank, Attention: Corporate Secretary, 63 Constitution Drive, Chico, CA 95973 or to North Valley Bank, 300 Park Marina Circle, Redding, CA 96001.

About TriCo:

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 38-year history in the banking industry. It operates 41 traditional branch locations and 22 in-store branch locations in 23 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 70 ATMs and an automated customer service department, available 24 hours a day, 7 days a week. Brokerage services are provided by the Bank’s investment services affiliate, Raymond James Financial Services, Inc. For further information please visit the Tri Counties Bank web site at http://www.tricountiesbank.com.

About North Valley:

North Valley Bancorp is a bank holding company headquartered in Redding, California. Its subsidiary, North Valley Bank (“NVB”), operates twenty-two commercial banking offices in Shasta, Humboldt, Del Norte, Mendocino, Yolo, Sonoma, Placer and Trinity Counties in Northern California, including two in-store supermarket branches and six Business Banking Centers. North Valley Bancorp, through NVB, offers a wide range of consumer and business banking deposit products and services including internet banking and cash management services. In addition to these depository services, NVB engages in a full complement of lending activities including consumer, commercial and real estate loans. Additionally, NVB has SBA Preferred Lender status and provides investment services to its customers.

Visit the Company’s website address at www.novb.com for more information.

Forward-Looking Statements

TCB

In addition to the historical information contained herein, this press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The reader of this press release should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company’s actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, interest rate fluctuations, economic conditions in the Company’s primary market area, demand for loans, regulatory and accounting changes, loan losses, expenses, rates charged on loans and earned on securities investments, rates paid on deposits, competition effects, fee and other noninterest income earned as well as other factors detailed in the Company’s reports filed with the Securities and Exchange Commission which are incorporated herein by reference, including the Form 10-K for the year ended December 31, 2012. These reports and this entire press release should be read to put such forward-looking statements in context and to gain a more complete understanding of the uncertainties and risks involved in the Company’s business. Any forward-looking statement may turn out to be wrong and cannot be guaranteed. The Company does not intend to update any of the forward-looking statements after the date of this release.

NVB

This release contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. Management’s assumptions and projections are based on their anticipation of future events and actual performance may differ materially from those projected. Risks and uncertainties which could impact future financial performance include, among others, (a) competitive pressures in the banking industry; (b) changes in the interest rate environment; (c) general economic conditions, either nationally, regionally or locally, including fluctuations in real estate values; (d) changes in the regulatory environment; (e) changes in business conditions or the securities markets and inflation; (f) possible shortages of gas and electricity at utility companies operating in the State of California, and (g) the effects of terrorism, including the events of September 11, 2001, and thereafter, and the conduct of the war on terrorism by the United States and its allies. Therefore, the information set forth herein, together with other information contained in the periodic reports filed by the Company with the Securities and Exchange Commission, should be carefully considered when evaluating the business prospects of the Company. North Valley Bancorp undertakes no obligation to update any forward-looking statements contained in this release, except as required by law.